SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]            Preliminary Proxy Statement
[   ]            Confidential, for Use of the Commission Only
                 (as permitted by Rule 14a-6(e)(2))
[ X ]            Definitive Proxy Statement
[   ]            Definitive Additional Materials
[   ]            Soliciting Material Pursuant to ss.240.14a-12

                             SEL-LEB MARKETING, INC.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

            ---------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:
                             N/A

        (2)      Aggregate number of securities to which transaction applies:
                             N/A

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                             N/A

        (4)      Proposed maximum aggregate value of transaction:
                             N/A

        (5)      Total fee paid:
                             N/A

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)      Amount Previously Paid:
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                  (2)      Form, Schedule or Registration Statement No.:
                                                         N/A

                  (3)      Filing Party:
                                                         N/A

                  (4)      Date Filed:
                                                         N/A

                     S E L - L E B   M A R K E T I N G,   I N C.

                                495 RIVER STREET
                           PATERSON, NEW JERSEY 07524

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 30, 2002


To the Shareholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Sel-Leb Marketing, Inc. (the "Company") will be held on May 30, 2002 at 10:00 a.m. (local time) at the Company's principal executive offices located at 495 River Street, Paterson, New Jersey 07524, for the following purposes:

     1. To elect six members to the Board of Directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed April 12, 2002 as the record date for the determination of the shareholders entitled to notice of and to vote at such meeting or any adjournment thereof, and only shareholders of record at the close of business on that date are entitled to notice of and to vote at such meeting.

     A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 IS ENCLOSED HEREWITH.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, you are urged to complete, date and sign the enclosed proxy and return it promptly. If you receive more than one form of proxy, it is an indication that your shares are registered in more than one account, and each such proxy must be completed and returned if you wish to vote all of your shares eligible to be voted at the meeting.

                                         By Order of the Board of Directors,

                                                     Jorge Lazaro
                                                     SECRETARY


Dated:        Paterson, New Jersey
              April 30, 2002


-------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT.

THE ATTACHED PROXY STATEMENT SHOULD BE READ CAREFULLY. SHAREHOLDERS ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY REVOKE
YOUR PROXY AT ANY TIME BEFORE IT IS VOTED BY GIVING WRITTEN NOTICE TO THE COMPANY. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON THOUGH YOU HAVE PREVIOUSLY SENT IN YOUR PROXY.

--------------------------------------------------------------------------------

                     S E L - L E B   M A R K E T I N G,  I N C.

                                495 RIVER STREET
                           PATERSON, NEW JERSEY 07524




                           P R O X Y     S T A T E M E N T



         The enclosed proxy is solicited on behalf of the Board of Directors of Sel-Leb Marketing, Inc. (the "Company") pursuant to this proxy statement (to be mailed on or about April 30, 2002) for use at the Annual Meeting of Shareholders to be held at the time and place shown in the attached notice of annual meeting and at any adjournment or postponement thereof (the "Annual Meeting"). Shares represented by properly executed proxies, if returned in time, will be voted at the Annual Meeting as specified or, if not otherwise specified, in favor of the election as directors of the nominees named herein. Such proxies are revocable at any time before they are exercised by written notice to the Secretary of the Company or by your requesting the return of the proxy at the Annual Meeting. Any later dated proxies will revoke proxies submitted earlier.

                                   RECORD DATE

         The record date for the determination of holders of common stock, par value $0.01 per share, of the Company ("Common Stock") who are entitled to notice of and to vote at the Annual Meeting is April 12, 2002 (the "Record Date").

                                VOTING SECURITIES

         As of the Record Date, 2,261,018 shares of Common Stock of the Company were outstanding. Holders of record of Common Stock as of the Record Date will be entitled to one vote for each share held. A majority of all shares of Common Stock issued, outstanding and entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are considered present for purposes of determining whether the quorum requirement is met. A broker non-vote occurs when a nominee holds shares for a beneficial owner but cannot vote on a proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner as to how to vote the shares.

         With respect to the matters to come before the shareholders at the Annual Meeting, the election of directors (Proposal No. 1) shall be determined by a plurality of the voting power present in person or represented by proxy at the Annual Meeting and entitled to vote. Only shares that are voted in favor of a particular nominee will be counted towards such nominee's achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee, shares present by proxy where the shareholder properly withholds authority to vote for such nominee, and broker non-votes will not be counted towards such nominee's achievement of a plurality.

                      PRINCIPAL SHAREHOLDERS OF THE COMPANY

         The following table sets forth, as of the Record Date, the beneficial ownership of shares of Common Stock by (i) each person who is known by the Company to own more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, each nominee for election as a director of the Company and each executive officer of the Company listed in the Summary Compensation Table and (iii) all of the Company's officers and directors as a group:

                                                        AMOUNT AND NATURE OF
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                 BENEFICIAL OWNERSHIP(2)                PERCENT OWNED
---------------------------------------                 -----------------------                -------------
Harold Markowitz                                               391,100(3)                          13.5%
Paul Sharp                                                     378,293(4)                          13.1%
Jorge Lazaro                                                   365,550(5)                          12.6%
Estate of Jan Mirsky                                           248,186(6)                          8.6%
Alan Gelband                                                   174,900(7)                          6.0%
Jack Koegel                                                    154,500(8)                          5.3%
George Fischer                                                  31,063(9)                          1.1%
Stanley R. Goodman                                               9,063(10)                           *
Edward C. Ross                                                   4,063(11)                           *
All officers and directors
 as a group (7 persons)                                      1,333,632(3-5, 8-11)                 46.1%


-------------

*     Less than 1%

(1) The address for each such person is c/o Sel-Leb Marketing, Inc., 495 River Street, Paterson, New Jersey 07524.

(2) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date of this Proxy Statement upon the exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options or warrants that are held by such person (but not those held by any other person) and which are exercisable within 60 days from the date of this Proxy Statement have been exercised. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes 45,450 shares of Common Stock issuable upon exercise of options granted to Mr. Markowitz under the Stock Option Plan. Does not include 3,875 shares of Common Stock issuable upon exercise of options granted to Mr. Markowitz under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(4) Includes 45,450 shares of Common Stock issuable upon exercise of options granted to Mr. Sharp under the Stock Option Plan. Does not include 3,875 shares of Common Stock issuable upon exercise of options granted to Mr. Sharp under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(5) Includes 45,450 shares of Common Stock issuable upon exercise of options granted to Mr. Lazaro under the Stock Option Plan. Does not include 3,875 shares of Common Stock issuable upon exercise of options granted to Mr. Lazaro under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(6) Includes (i) 86,622 shares of Common Stock issuable upon exercise of a warrant granted by the Company to Mr. Mirsky, a director of the Company since December 1994 who passed away during 2001 and (ii) 161,564 shares of Common Stock issuable upon exercise of options granted to Mr. Mirsky under the Stock Option Plan. The warrants granted to Mr. Mirsky expired on April 15, 2002.

(7) According to Amendment No. 1 dated January 16, 2002 to a Schedule 13G dated June 28, 2001, filed with the Securities and Exchange Commission by Alan Gelband, Mr. Gelband has sole power to vote and dispose of 171,900 shares and shares power to vote and dispose of 3,000 shares. According to the Schedule 13G Amendment, certain of these shares are beneficially owned
      (i) by Alan Gelband Company, Inc. Defined Contribution Pension Plan and Trust, of which Mr. Gelband is a trustee, the sole beneficiary and has sole dispositive and voting power with respect to its securities, (ii) as custodian for his minor children, (iii) by his wife, and (iv) by a foundation over which Mr. Gelband has sole dispositive and voting power with respect to its securities. Mr. Gelband's address is 575 Madison Avenue, 7th Floor, New York, New York 10022.

(8) Includes 154,500 shares of Common Stock issuable upon the exercise of options granted to Mr. Koegel under the Stock Option Plan. Does not include 45,500 shares of Common Stock issuable upon exercise of options granted to Mr. Koegel under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(9) Includes 31,063 shares of Common Stock issuable upon the exercise of options granted to Mr. Fischer under the Stock Option Plan. Does not include 16,437 shares of Common Stock issuable upon exercise of options granted to Mr. Fischer under the Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(10) Includes 9,063 shares of Common Stock issuable upon exercise of options granted to Mr. Goodman under the Company's 1995 Nonemployee Directors' Stock Option Plan (the "Nonemployee Directors' Plan"). Does not include 937 shares of Common Stock issuable upon exercise of options granted to Mr. Goodman under the Nonemployee Directors' Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

(11) Includes 4,063 shares of Common Stock issuable upon exercise of options granted to Mr. Ross under the Nonemployee Directors' Plan. Does not include 937 shares of Common Stock issuable upon exercise of options granted to Mr. Ross under the Nonemployee Directors' Stock Option Plan which are not exercisable within 60 days of the date of this Proxy Statement.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

      The Board of Directors has nominated the six individuals whose names are set forth below for election to the Board of Directors, each to hold office until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below, all of whom are now directors of the Company. In the event that any of such nominees for election at the Annual Meeting should become unavailable for election for any reason not presently known, it is intended that votes will be cast pursuant to the accompanying proxy for such substitute nominees as the Board of Directors may designate unless the Board of Directors reduces the number of directors. The directors are to be elected by the affirmative vote of the holders of a plurality of the shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting.

RECOMMENDATION OF BOARD OF DIRECTORS

         The Board of Directors recommends a vote FOR election of the nominees identified below as directors of the Company.

INFORMATION REGARDING NOMINEES

         The information set forth below, furnished to the Board of Directors by the respective individuals, shows as to each nominee for election as a director of the Company (i) his name and age, (ii) his principal position with the Company, (iii) his principal occupation or employment, if different, and (iv) the month and year in which he began to serve as a director.


                                                 PRINCIPAL OCCUPATION
NAME AND AGE                                        OR EMPLOYMENT                          DIRECTOR SINCE
------------                                     --------------------                      --------------
Harold Markowitz (61)                  Chairman of the Board of the Company                 September 1993

Paul Sharp (52)                        President and Chief Executive Officer of             December 1994
                                       the Company

Jorge Lazaro (53)                      Executive Vice President and Secretary of            September 1993
                                       the Company

Jack Koegel (50)                       Vice Chairman of the Board and Chief                 December 1994
                                       Operating Officer of the Company

Stanley R. Goodman (72)                Partner, Goodman & Saperstein (law firm)             December 1994

Edward C. Ross (58)                    Partner, Finkle, Ross & Rost (accounting             December 1994
                                       firm)

BIOGRAPHICAL INFORMATION REGARDING DIRECTORS

         HAROLD MARKOWITZ, a co-founder of the Company, has been Chairman of the Board of the Company since December 1994. Prior to such time, he served as President and a director of the Company from its inception in September 1993 to December 1994. Mr. Markowitz was also a co-founder of Linette Cosmetics, Inc. ("Linette Cosmetics") and served as a director of Linette Cosmetics from its inception in 1985 until the May 1995 merger of Linette Cosmetics with and into the Company (the "Linette Merger"). In 1986, Mr. Markowitz co-founded Beauty Labs, Inc. ("Beauty Labs"), a publicly-held company which marketed cosmetics and other accessories to mass merchandisers, and served as the Chairman of the Board and a director of Beauty Labs from 1987 to 1991.

         PAUL SHARP has served as Chief Executive Officer of the Company since May 1995 and as President and a director of the Company since December 1994. Mr. Sharp also served as Secretary and Treasurer and a director of Linette Cosmetics from 1990 to December 1994. From 1987 to 1989, Mr. Sharp served as Corporate Vice President of Zayre Corporation, a mass merchandising retailer, where he was responsible for the fragrance, cosmetic and health and beauty product lines. Prior to 1987, Mr. Sharp served in various other capacities at Zayre Corporation and on the Retail Advisory Board of The Gillette Company, a manufacturer of personal care products, and was engaged as a retail marketing consultant for Smith-Kline Beecham Company, a manufacturer of health and beauty aids and pharmaceuticals.

         JORGE LAZARO, a co-founder of the Company, has been Executive Vice President of the Company since May 1995 and the Secretary and a director of the Company since its inception in September 1993. Mr. Lazaro also served as the President of the Company from December 1994 to May 1995 and as Treasurer of the Company from its inception to December 1994. Mr. Lazaro was also a co-founder of Linette Cosmetics and served as President and a director of Linette Cosmetics from its inception in 1985 until the Linette Merger, and has served as the Secretary and Treasurer and as a director of Lea Cosmetics, Inc. ("Lea Cosmetics") from its inception in October 1992 until the merger of Lea Cosmetics with and into the Company in August 1995.

         JACK KOEGEL has served as the Vice Chairman of the Company since September 1995, as the Chief Operating Officer of the Company since June 1997 and as a director of the Company since December 1994. From 1993 until September 1995, Mr. Koegel served as President of Retail Concepts 2000, Inc., a retail consulting company founded by him. Mr. Koegel served as President of Twin Valu Stores (a division of Super Valu Inc.) from 1991 to 1993 and as Executive Vice President of ShopKo Stores/Twin Valu Stores (a division of Super Valu Inc.) from 1989 to 1991.

         STANLEY R. GOODMAN has served as Assistant Secretary of the Company since May 1995 and as a director of the Company since December 1994. Since 1989, Mr. Goodman has been a partner at Goodman & Saperstein, a law firm specializing in statutory and regulatory issues concerning pharmaceuticals, cosmetics and related consumer products. He also served as a director and General Counsel of Beauty Labs from 1987 until the time of its merger with Robern Industries, Inc. in 1992.

         EDWARD C. ROSS has served as a director of the Company since December 1994. Mr. Ross has been a partner in the accounting firm of Finkle, Ross & Rost since 1975. He has also been involved as a principal in various start-up companies as well as established operating businesses, ranging from manufacturing to real estate to financial consulting. Mr. Ross is a Certified Public Accountant in New York and New Jersey, and is a member of the American Institute of Certified Public Accountants.

ADDITIONAL BIOGRAPHICAL INFORMATION

         GEORGE FISCHER has served as Chief Financial Officer of the Company since October 2001 and as Controller of the Company from August 1997 until October 2001. From 1996 until August 1997, Mr. Fischer was a financial consultant providing services to public and private clients. From 1992 until 1996, Mr. Fischer was a registered representative with PaineWebber, Inc. Prior to joining PaineWebber, Mr. Fischer served from 1983 to 1992 as the Chief Financial Officer for Gund, Inc., a leading privately held international toy company. Mr. Fischer is a Certified Public Accountant in New York.

MEETINGS AND COMMITTEES OF THE BOARD

         The Board of Directors of the Company held two meetings during 2001. All directors attended 75% or more of the total number of meetings of the Board and of the committees of which they were members.

         The Executive Committee, the Audit Committee, the Stock Option Committee and the Compensation Committee are the only standing committees of the Board. There is no formal nominating committee; the Board of Directors or the Executive Committee performs this function.

         The Executive Committee, which is currently composed of Mr. Markowitz, its Chairman, and Messrs. Sharp, Lazaro and Koegel, has all the powers of the Board of Directors in the management of the business and affairs of the Company, except as such powers are limited by the New York Business Corporation Law. During 2001, the Executive Committee held twelve meetings.

         The Audit Committee, which is currently composed of Mr. Ross, its Chairman, and Mr. Goodman, consults with the auditors of the Company and such other persons as the members deem appropriate, reviews the preparations for and scope of the audit of the Company's annual financial statements, reviews the Company's quarterly financial statements, makes recommendations as to the engagement and fees of the independent auditors, and performs such other duties relating to the financial statements of the Company as the Board of Directors may assign from time to time. The Audit Committee held two formal meetings during 2001.

         The Stock Option Committee, which is currently composed of Mr. Goodman, its Chairman, and Mr. Ross, has all of the powers of the Board of Directors, including the authority to issue stock or other securities of the Company, in respect of any matters relating to the administration of the Company's stock option plans (other than the grant of options under the Non-Employee Directors'
Plan). The Stock Option Committee held four meetings during 2001.

         The Compensation Committee, which is currently composed of Mr. Markowitz, its Chairman, and Messrs. Goodman and Ross, reviews with the Board of Directors on a periodic basis existing and proposed compensation plans, programs and arrangements for executive officers and other employees. All recommendations regarding compensation arrangements for Mr. Markowitz are made solely by Messrs. Goodman and Ross. The Compensation Committee held four meetings during 2001.

AUDIT COMMITTEE REPORT

         The Board of Directors has adopted a charter for the Audit Committee that sets forth the duties and responsibilities of its members.

         The Audit Committee meets with management to review and discuss the audited financial statements. The Audit Committee also conducts discussions with its independent auditors, J.H. Cohn LLP, regarding the matters required by the Statement on Auditing Standards No. 61. As required by Independence Standards Board Standard No. 1, "Independence Discussion with Audit Committees," the Audit Committee has discussed with and received the required written disclosures and confirming letter from J.H. Cohn LLP regarding its independence and has discussed with J.H. Cohn LLP its independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         In addition, the Audit Committee periodically meets with management and the independent auditors to discuss the quarterly financial statements contained in the Company's Form 10-QSB filings.

         This Audit Committee Report shall not be deemed incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this proxy statement, except to the extent that the Company specifically requests that the Report be specifically incorporated by reference.

     Submitted by the Audit Committee of the Board of Directors: Edward C. Ross and Stanley R. Goodman.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires officers and directors of the Company and holders of more than 10% of the Common Stock (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission within certain time periods and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports furnished to the Company by such Reporting Persons or on the written representations of such Reporting Persons that no reports on Form 5 were required, the Company believes that during the year ended December 31, 2001, all of the Reporting Persons complied with their Section 16(a) filing requirements.

DIRECTORS' COMPENSATION

         Each director who is not an employee of the Company was paid $500 for each meeting of the Board of Directors attended by such director during 2001. The Company also reimbursed each such director for all reasonable expenses incurred by him in attending meetings. In addition, non-employee directors of the Company are eligible to participate in the Nonemployee Director's Plan, pursuant to which an aggregate of 75,000 shares of Common Stock may be granted to non-employee directors. Pursuant to such Plan, each non-employee director is entitled to be automatically granted (i) upon becoming a director of the Company, an option to purchase 1,250 shares of Common Stock and (ii) each year, on the day of the Company's annual meeting of shareholders, an option to purchase 1,250 shares of Common Stock. To date, the Company has granted to Messrs. Goodman and Ross, pursuant to the Nonemployee Directors' Plan, options to purchase 10,000 shares and 5,000 shares, respectively.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information regarding the compensation in each of the last three fiscal years of the person who served as the Company's Chief Executive Officer during the fiscal year ended December 31, 2001, and the Company's four most highly compensated officers (other than the Chief Executive Officer) who were serving as officers at December 31, 2001 (collectively, the "Named Executive Officers").

                                                                                   LONG TERM COMPENSATION
                                             ANNUAL COMPENSATION            --------------------------------
                                         -----------------------------              AWARDS           PAYOUTS
                                                             OTHER          ---------------------    -------
                                                             ANNUAL         RESTRICTED SECURITIES                 ALL OTHER
                                                             COMPEN-        STOCK      UNDERLYING    LTIP         COMPEN-
NAME AND PRINCIPAL                              BONUS        SATION         AWARD(S)   OPTIONS/      PAYOUTS      SATION
   POSITION                YEAR      SALARY($)  ($)          ($)            ($)        SARS(#)       ($)          ($)
--------------------       ----      ---------  -----        --------       -----     ---------      ---          ---
Paul Sharp                 2001      125,000    8,750        22,734(1)       -0-       4,500(2)      -0-          -0-
  President and            2000      125,000    7,500        16,910(1)       -0-          -0-        -0-          -0-
  Chief Executive          1999      127,404     -0-         17,665(1)       -0-      27,000(2)      -0-          -0-
  Officer

Harold Markowitz           2001      125,000    8,750        11,441(3)       -0-       4,500(2)      -0-          -0-
  Chairman of the          2000      125,000    7,500        13,234(3)       -0-           -0-       -0-          -0-
  Board                    1999      127,404     -0-         13,153(3)       -0-      27,000(2)      -0-          -0-

Jorge Lazaro               2001      125,000    8,750        13,358(4)       -0-       4,500(2)      -0-          -0-
  Executive Vice           2000      125,000    7,500        11,358(4)       -0-           -0-       -0-          -0-
  President and            1999      127,404     -0-         11,358(4)       -0-      27,000(2)      -0-          -0-
  Secretary

Jack Koegel                2001      100,000    7,000        14,400(5)       -0-      60,000(6)      -0-          -0-
  Vice Chairman of         2000      100,000    6,000        14,400(5)       -0-           -0-       -0-          -0-
  the Board and Chief      1999      101,923     -0-         14,400(5)       -0-      69,500(6)      -0-          -0-
  Operating Officer

George Fischer             2001       95,289    8,050         9,000(7)       -0-      21,250(8)      -0-          -0-
  Chief Financial          2000       85,000    2,500         9,000(7)       -0-         -0-         -0-          -0-
  Officer                  1999       85,192     -0-          6,600(7)       -0-       5,000(8)      -0-          -0-




(1)      Includes (i) for 2001, 2000, and 1999, $9,920, $10,892, and $10,892,
         respectively, paid by the Company with respect to an automobile for use by Mr. Sharp in connection with his services to the Company, (ii) for 2001, 2000 and 1999, $6,814, $6,018, and $6,774, respectively, paid by the Company to Mr. Sharp with respect to medical insurance purchased directly by him, and (iii) for 2001, $6,000 paid by the Company with respect to office rent.

(2) Reflects (i) the January 6, 1999 grant by the Company to Messrs. Sharp, Markowitz and Lazaro of 10,000 options, each with an exercise price of $1.25, (ii) the April 1, 1999 grant by the Company to Messrs. Sharp,

         Markowitz and Lazaro of 15,000 options, each with an exercise price of $2.375, (iii) the August 2, 1999 grant by the Company to Messrs. Sharp, Markowitz and Lazaro of 2,000 options, each with an exercise price of $2.50, and (iv) the October 16, 2001 grant by the Company to Messrs. Sharp, Markowitz and Lazaro of 4,500 options, each with an exercise price of $1.10.

(3)      Includes for 2001, 2000, and 1999 (i) $11,019, $11,069, and $10,988,
         respectively, paid by the Company with respect to an automobile for use by Mr. Markowitz in connection with his services to the Company and
         (ii) $422, $2,165, and $2,165, respectively, for certain membership fees paid by the Company on behalf of Mr. Markowitz.

(4) Represents amounts paid by the Company with respect to an automobile for use by Mr. Lazaro in connection with his services to the Company.

(5)      Includes for 2001, 2000, and 1999 (i) $4,800, $4,800, and $4,800,
         respectively, paid by the Company to Mr. Koegel with respect to medical insurance purchased directly by him and (ii) $9,600, $9,600, and $9,600, respectively, paid by the Company with respect to an automobile for use by Mr. Koegel in connection with his services to the Company.

(6) Reflects (i) the January 6, 1999 grant by the Company to Mr. Koegel of 10,000 options, with an exercise price of $1.25, (ii) the April 1, 1999 grant by the Company to Mr. Koegel of 15,000 options, each with an exercise price of $2.375, (iii) the August 2, 1999 grant by the Company to Mr. Koegel of 2,000 options, each with an exercise price of $2.50, (iv) the March 2, 1999 and August 2, 1999 adjustments of the exercise price of an aggregate of 42,500 options held by Mr. Koegel, in connection with which, in each case, the Company cancelled the outstanding options and granted a corresponding number of new options, and (v) the October 16, 2001 grant by the Company to Mr. Koegel of 60,000 options, each with an exercise price of $1.10.

(7)      Includes for 2001, 2000, and 1999 (i) $4,800, $4,800, and $2,400,
         respectively, paid by the Company to Mr. Fischer with respect to medical insurance purchased directly by him and (ii) $4,200, $4,200, and $4,200, respectively, paid by the Company with respect to an automobile for use by Mr. Fischer in connection with his services to the Company.

(8) Reflects (i) the October 16, 2001 grant by the Company to Mr. Fischer of 21,250 options, with an exercise price of $1.10, (ii) the April 1, 1999 grant by the Company of 3,000 options, with an exercise price of $2.375, and (iii) the August 2, 1999 grant by the Company of 2,000 options, with an exercise price of $2.50.

OPTION/SAR GRANTS DURING FISCAL 2001

         The following table provides information related to options granted to the Named Executive Officers during fiscal 2001. No stock appreciation rights were issued by the Company during fiscal 2001.


                                                       INDIVIDUAL GRANTS
                           ------------------------------------------------------------------------------
                            NUMBER OF            % OF TOTAL
                           SECURITIES           OPTIONS/SARS
                           UNDERLYING            GRANTED TO        EXERCISE OR BASE
                          OPTIONS/SARS          EMPLOYEES IN            PRICE
NAME                       GRANTED (#)          FISCAL YEAR           ($/SHARE)       EXPIRATION DATE(S)
---------------            ------------         ------------       -----------------  -------------------
Paul Sharp                    4,500                  4.3                 1.10              10-16-11

Harold Markowitz              4,500                  4.3                 1.10              10-16-11

Jorge Lazaro                  4,500                  4.3                 1.10              10-16-11

Jack Koegel                  60,000                 57.6                 1.10              10-16-11

George Fischer               21,250                 20.4                 1.10              10-16-11


AGGREGATED OPTION/SAR EXERCISES DURING FISCAL 2001 AND YEAR END OPTION/SAR
VALUES

         The following table provides information related to options exercised by the Named Executive Officers during fiscal 2001 and the number and value of options and stock appreciation rights held at fiscal year end which are currently exercisable. No stock appreciation rights were exercised during fiscal 2001.


                                                       NUMBER OF SECURITIES               VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS/SARS
                          SHARES                       OPTION/SARS AT FY-END                  AT FY-END($)(1)
                        ACQUIRED ON     VALUE       ------------------------------     ------------------------------
NAME                    EXERCISE (#)   REALIZED($)  EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
---------------         ------------   --------     ------------     -------------     -----------      -------------
Paul Sharp                   -0-          -0-            39,783            9,542          $30,333          $ 3,206

Harold Markowitz             -0-          -0-            39,783            9,542          $30,333          $ 3,206

Jorge Lazaro                 -0-          -0-            39,783            9,542          $30,333          $ 3,206

Jack Koegel                  -0-          -0-           148,250           51,750          $38,522          $30,976

George Fischer               -0-          -0-            30,313           17,187          $19,716          $10,519

---------------


(1) The values of Unexercised In-the-Money Options/SARs represents the aggregate amount of the excess of $1.76, the closing sales price for a share of Common Stock on December 31, 2001, over the relevant exercise price of all "in-the-money" options.


DESCRIPTION OF STOCK OPTION PLAN

         Pursuant to the Stock Option Plan, as amended, stock options covering an aggregate of 801,948 shares of the Company's Common Stock may be granted to employees (including officers), directors, consultants and other persons who perform substantial services for or on behalf of the Company. The Stock Option Plan is administered by the Stock Option Committee (the "Committee"), which is vested with complete authority to administer and interpret the Stock Option Plan, to determine the terms upon which options may be granted, to prescribe, amend and rescind such interpretations and determinations and to grant options. Under the Stock Option Plan, "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), may be granted to employees (including officers), and non-incentive stock options ("Non-incentive Options") may be granted to employees and to other persons (including directors) who perform substantial services for or on behalf of the Company. Incentive Options and Non-incentive Options are collectively referred to herein as "Options."

         The price at which shares covered by an Option granted under the Stock Option Plan may be purchased pursuant thereto shall be determined by the Committee, but shall be no less than the par value of such shares and no less than the Fair Market Value (as hereinafter defined) of such shares on the date of grant; provided, however, that in the case of Incentive Options, if the optionee directly or indirectly beneficially owns more than 10% of the total combined voting power of all of the outstanding voting stock of the Company (a "10% Holder"), the purchase price shall not be less than 110% of the Fair Market Value on the date of grant. As used herein, the term "Fair Market Value" means the last sale price of a share of Common Stock as reported by the principal quotation service on which the Common Stock is listed for the date of grant, if available, or, if the last sale prices are not reported, the mean of the high bid and low asked prices of a share of Common Stock as reported by such principal quotation service for the date of grant; provided, however, that if no such report is available for the date of grant, the Fair Market Value shall be the last sale price or the mean of the high bid and low asked prices, as the case may be, on the day next preceding such day for which there was a report; and provided further, however, that if no such representative quotes are available, the Fair Market Value shall mean the amount determined by the Committee to be the fair market value pursuant to any reasonable method in accordance with applicable regulations of the Internal Revenue Service.

         The purchase price of shares issuable upon exercise of an Option granted under the Stock Option Plan may be paid in cash or by delivery of shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the exercise price of the option. The Company may also loan the purchase price to the optionee, or guarantee third-party loans to the optionee, on terms and conditions acceptable to the Committee.

         Under the Stock Option Plan, the total number of shares of Common Stock for which options may be granted to any one person in any given calendar year may not exceed 60,000. The Stock Option Plan also provides that the aggregate fair market value of the stock with respect to which Incentive Options are first exercisable by any employee during any calendar year under the Stock Option Plan and all other stock option plans of the Company shall not exceed $100,000. To the extent that the Fair Market Value of the stock with respect to which Incentive Options are first exercisable by any employee during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Options which are not Incentive Options. The number of shares covered by an Option is subject to adjustment for stock dividends, stock splits, mergers, consolidations, combinations of shares, reorganizations and recapitalizations.

         The Stock Option Plan provides that Options may be exercised within a period not exceeding ten years after the date of grant, except that the term of any Incentive Options granted to a 10% Holder may not exceed five years from the date of grant. Options are generally non-transferable except by will or by the laws of descent and distribution, and during a participant's lifetime are exercisable only by him or her. In addition, pursuant to the Stock Option Plan, various limitations may apply to the exercise of Options by optionees whose employment is terminated on retirement, disability or otherwise.

         As of April 25, 2002, of the 801,948 shares of Common Stock available for issuance under the Stock Option Plan, 650,008 of such shares are reserved for issuance upon exercise of currently outstanding options. Accordingly, only 151,940 shares of Common Stock are available for future awards under the Stock Option Plan.
                                       11

                              CERTAIN TRANSACTIONS

         From time-to-time, the Company transacts business with parties related to the minority stockholders of Ales Signature, Ltd., a New York corporation, 80% of the stock of which is owned by the Company. During 2001 and 2000, the Company purchased inventories at a total cost of approximately $428,000 and $1,440,000, respectively, from companies affiliated with the minority stockholders. At December 31, 2001, accounts payable included a total of approximately $43,000 that arose primarily from such purchases. In addition, during 2001 and 2000, the Company made sales of merchandise to companies affiliated with minority stockholders aggregating approximately $102,000 and $606,000, respectively. At December 31, 2001, accounts receivable included a total of approximately $39,000 that arose primarily from such sales.


                              STOCKHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the next annual meeting of shareholders, to be held in 2003, must be received by the Company at 495 River Street, Paterson, New Jersey 07524, Attention: Secretary by December 31, 2002 to be included in the proxy statement and form of proxy relating to that meeting.

                                    AUDITORS

         Representatives of J.H. Cohn LLP are expected to attend the Annual Meeting and, while they are not expected to make a statement, they will have an opportunity to do so if they desire. They will also be available to respond to appropriate questions.

         AUDIT FEES. The aggregate fees billed by J.H. Cohn LLP for professional services rendered for the audit of the Company's annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in the Company's Form 10-QSBs for the 2001 fiscal year totaled $118,870.

         FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. The aggregate fees billed for professional services to financial information systems design and implementation by J.H. Cohn LLP for the 2001 fiscal year totaled $30,305.

         ALL OTHER FEES. The aggregate fees billed for services rendered by J.H. Cohn LLP for the 2001 fiscal year other than the fees reflected above totaled $8,020, for tax related services.

         The Audit Committee has considered whether the provision of services covered in the preceding three paragraphs is compatible with maintaining J.H. Cohn LLP's independence.

                                OTHER INFORMATION

         The cost of soliciting proxies will be borne by the Company. Following the original mailing of proxy soliciting material, regular employees of the Company may solicit proxies by mail, telephone, telegraph and personal interview. Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries which are record holders of the Company's stock to forward proxy soliciting material and annual reports to the beneficial owners of such stock, and the Company will reimburse such record holders for their reasonable expenses incurred in providing such services. As of the date of this Proxy Statement, the Company has not retained the services of a proxy solicitor to assist in the solicitation of proxies.

         A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 IS ENCLOSED.

                                  OTHER MATTERS

         The Board of Directors is aware of no other matters that are to be presented to shareholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed form of proxy to vote such proxy in accordance with their judgment on such matters.

                                             By Order of the Board of Directors,

                                                      Jorge Lazaro
                                                      SECRETARY

Dated:     Paterson, New Jersey
           April 30, 2002

                                     [FRONT]

PROXY

                             SEL-LEB MARKETING, INC.

                               PROXY SOLICITED BY
                THE BOARD OF DIRECTORS OF SEL-LEB MARKETING, INC.
             FOR THE ANNUAL MEETING OF SHAREHOLDERS -- MAY 30, 2002

         The undersigned hereby appoints HAROLD MARKOWITZ, JORGE LAZARO and GEORGE FISCHER, and each of them, as Proxies, each with full power of substitution and resubstitution, to represent and to vote, as designated below, all shares of Common Stock of Sel-Leb Marketing, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held at the Company's offices located at 495 River Street, Paterson, New Jersey at 10:00 a.m. (local time) on May 30, 2002, and at any adjournment or postponement thereof.

1.    Election of Directors

      [  ] FOR all nominees listed below           [ ] WITHHOLD
           (except as marked to                        APPROVAL to vote
           the contrary below)                         for all nominees
                                                       listed below

Harold Markowitz, Paul Sharp, Jorge Lazaro, Jack Koegel, Stanley R. Goodman and Edward C. Ross

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below)


2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

      If no direction is given, this proxy will be voted FOR the election of the nominees set forth in Proposal No. 1.


                      THE BOARD OF DIRECTORS RECOMMENDS A
               VOTE FOR THE ELECTION OF THE NOMINEES SET FORTH IN
                                 PROPOSAL NO. 1

TO BE VALID, THIS PROXY MUST BE SIGNED AND DATED ON THE REVERSE SIDE.

                    [BACK]



                        Please sign exactly as name appears at left. When shares
                    are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.





                    Dated:
                           --------------------------------------


                    ---------------------------------------------
                    Signature


                    ---------------------------------------------
                    Signature


                    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                    DIRECTORS.